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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                             ---------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                             ---------------------------


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      JUNE 20, 1997
                                                      -------------

                                  PINNACLE MICRO, INC.
                                  --------------------
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                0-21892          33-0238563
    ----------------------------  ------------   ----------------
    (STATE OR OTHER JURISDICTION  (COMMISSION    (I.R.S. EMPLOYER
         OF INCORPORATION)         FILE NUMBER)  IDENTIFICATION NO.)


    19 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA             92618
    ---------------------------------------             -----
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (714) 789-3000
                                                        --------------


                                    NOT APPLICABLE
                                    --------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED, SINCE LAST REPORT)


                                  Page 1 of 5 Pages

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ITEM 5.  OTHER EVENTS

As stated in the Company's press release dated July 1, 1997, a copy of which is filed as an Exhibit to this Report, Daryl J. White has resigned, effective June 20, 1997, as the Company's Chairman of the Board and as a director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(C)      EXHIBITS


EXHIBIT NUMBER          DESCRIPTION                             PAGE NUMBER
--------------          -----------                             -----------


    99.1           Press Release dated July 1, 1997                  4


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SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    July 1, 1997


                                       PINNACLE MICRO, INC.


                                       By:/s/ Kenneth C. Campbell
                                          ----------------------------------
                                              Kenneth C. Campbell, President
                                              (Principal Executive Officer)


                                       By:/s/ Roger Hay
                                          -----------------------------------
                                              Roger Hay
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                               and Principal Accounting
                                               Officer)

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